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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): September 1, 2005

                               COMDIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                     0-9023                94-2443673
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                  106 Cattlemen Road
                  Sarasota, Florida                               34232
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2005, the United States Bankruptcy Court for the District of Delaware approved an Asset Purchase Agreement (the "Purchase Agreement") by and between Comdial Corporation ("Comdial" or the "Company") and Vertical Communications Acquisition Corporation ("Vertical"), a direct wholly owned subsidiary of Vertical Communications. Pursuant to the Purchase Agreement, Vertical will acquire substantially all of Comdial's assets and assume certain liabilities of Comdial, as set forth in the Purchase Agreement.

The terms of the Purchase Agreement as filed with the United States Bankruptcy Court for the District of Delaware include consideration paid by Vertical of approximately $20 million. Vertical is obligated to close the transaction by September 28, 2005, which will require Vertical to obtain additional capital to fund the acquisition on or before this date. Should Vertical fail to close the transaction by September 28, 2005, Comdial will proceed to close with its court approved back-up bidder, Dialcom Acquisition LLC, an acquisition group led by Michael Falk, managing partner of ComVest Investment Partners, a secured debt holder and major investor in Comdial.

Comdial filed for Chapter 11 reorganization on May 26, 2005 in a voluntary petition to the United States Bankruptcy Court for the District of Delaware.

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                                    SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                COMDIAL CORPORATION


                                                By: /s/ Kenneth M. Clinebell
                                                    ----------------------------
                                                     Kenneth M. Clinebell
                                                     Chief Operating Officer
                                                     Chief Financial Officer and
                                                     Senior Vice President

Dated:  September 7, 2005

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